UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________________________________________________
FORM 8-K
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 18, 2020
________________________________________________________________________
CURO GROUP HOLDINGS CORP.
(Exact Name of Registrant as Specified in Its Charter)
________________________________________________________________________

Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3527 North Ridge Road, Wichita, Kansas		67205
(Address of Principal Executive Offices)		(Zip Code)

(316) 772-3801
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________
Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01 Regulation FD Disclosure

On December 18, 2020, CURO Group Holdings Corp. (“CURO”) issued a press release announcing that Katapult Holdings, Inc., a Delaware corporation (“Katapult”), approximately 40% owned by a wholly-owned subsidiary of CURO, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with FinServ Acquisition Corp., a Delaware corporation (“FinServ”) (CURO and its wholly-owned subsidiary are collectively referred to as the “Company”).

The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein. Furnished herewith as Exhibit 99.2 and incorporated by reference is an investor presentation prepared by the Company.

The foregoing is being furnished and shall not be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company that the information herein is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

ITEM 8.01 Other Events

Consideration

Under the terms of the Merger Agreement, the aggregate consideration to be paid to Katapult shareholders is $833.0 million, as adjusted in accordance with the terms of the Merger Agreement, and apportioned between cash and common stock of FinServ (“FinServ Common Shares”). In addition, FinServ will issue to the Katapult shareholders an aggregate 7.5 million restricted FinServ Common Shares, as further described under “Earn Out” below. Cash proceeds of the transaction will fund up to $325.0 million of cash consideration to the Katapult shareholders and $50.0 million of cash to the surviving company’s balance sheet.

The Company expects to receive minimum consideration of $335.1 million, which will be apportioned between cash and FinServ Common Shares as determined at the closing of the transaction (the “Closing”) and will depend, among other factors, upon the amount of payments made in respect of redemption by FinServ shareholders prior to Closing. In addition, the Company will receive a proportionate share of the Earn Out Shares up to 3.0 million restricted FinServ Common Shares.

Earn Out

At the Closing, FinServ will also issue to Katapult shareholders an aggregate 7.5 million restricted FinServ Common Shares (subject to certain restrictions (including on transfer) set forth in the Merger Agreement (the “Earn Out Shares”)). One-half of the Earn Out Shares will vest if the closing price of the FinServ Common Shares equals or exceeds $12.00 per share and one-half will vest if the closing price of the FinServ Common Shares equals or exceeds $14.00 per share, in each case over any 20 trading days within any 30 consecutive trading day period and prior to the expiry of six years from the Closing (the “Earn Out Period”) and subject to adjustments as a result of certain events prior to the expiration of the Earn Out Period. In addition, Earn Out Shares will also vest if there is a change of control transaction of FinServ prior to the expiration of the Earn Out Period that will result in the holders of FinServ Common Shares receiving a price per share equal to or in excess of the applicable price per share thresholds described above.

Conditions to Closing of the Transactions

The Closing is subject to customary conditions including the (a) expiry or termination of applicable waiting periods under the Hart-Scott-Rodino Act, (b) absence of any law or governmental order preventing Closing, (c) effectiveness of a Registration Statement/Proxy Statement, (d) FinServ shares to be issued having been listed on Nasdaq upon the closing and (e) approval of the shareholders of FinServ and Katapult. In addition, Katapult has the right to not close the transactions if the aggregate cash proceeds available in FinServ’s trust account, together with the cash proceeds received by FinServ at Closing, is less than $225 million (after giving effect to payments in respect of redemptions).

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances, including by mutual written consent or if the transactions have not closed on or prior to July 31, 2021.

A copy of the Merger Agreement has been filed by FinServ as Exhibit 2.1 to its Current Report on Form 8-K filed on December 21, 2020

Registration Rights; Lock-up

The Company will enter into a customary registration rights agreement to provide for resale registration of FinServ Common Shares to be received and will be subject to a lock-up with respect to the FinServ Common Shares until the earliest to occur of, among other events, (a) 180 days after the Closing; or (b) the first date the closing price of FinServ Common Shares equals or exceeds $12.00 per share over any 20 trading days within any 30 consecutive trading day period commencing at least 90 days after the Closing.

Support Agreements

The Company and other Katapult shareholders are expected to enter into voting and support agreements (the “Support Agreements”) with FinServ, which require the shareholders to vote their respective equity securities in Katapult in favor of the Merger Agreement and the consummation of the transactions contemplated thereby.

A copy of the form of Support Agreement has been filed by FinServ as Exhibit 10.2 to its Current Report on Form 8-K filed on December 21, 2020 and is incorporated herein by reference, and may include such changes as are negotiated between the parties thereto. The foregoing description of the Support Agreement is not complete and is subject to, and qualified in its entirety by, reference to the form thereof filed herewith.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K and the exhibits hereto are forward-looking statements. These forward-looking statements include statements regarding projections, estimates and assumptions about Katapult’s implied pro forma equity value, total equity value and implied valuation; the impact of the transaction on CURO, including the potential value, total equity value, the mix of cash and stock and potential earn out we expect to receive; the expected uses of that cash and stock and our expectations for shareholder value; increasing cash balances; CURO’s ownership and participation in Katapult following closing of the transaction; Katapult’s ability to succeed as a public company with enhanced access to capital and growth prospects; and the expected timing of the transaction. In addition, words such as “guidance,” “estimate,” “anticipate,” “believe,” “forecast,” “step,” “plan,” “predict,” “focused,” “project,” “is likely,” “expect,” “intend,” “should,” “will,” “confident,” variations of such words and similar expressions are intended to identify forward-looking statements. The ability to achieve these forward-looking statements is based on certain assumptions, judgments and other factors, both within and outside of our control, that could cause actual results to differ materially from those in the forward-looking statements, including: the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction or that the approval of FinServ stockholders is not obtained; failure to realize the anticipated benefits of the proposed transaction; risks relating to the uncertainty of projected financial information with respect to Katapult; the effects of competition on Katapult’s future business; Katapult’s ability to attract and retain customers; market, financial, political and legal conditions; the impact of COVID-19 pandemic on Katapult’s and our business and the global economy; risks related to the concentration of Katapult’s business among a relatively small number of merchants; the ability of FinServ or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed transaction or in the future; our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; errors in our internal forecasts; our level of indebtedness; our ability to integrate acquired businesses; our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; actions of regulators and the negative impact of those actions on our business; our ability to protect our proprietary technology and analytics and keep up with that of our competitors; disruption of our information technology systems that adversely affect our business operations; ineffective pricing of the credit risk of our prospective or existing customers; inaccurate information supplied by customers or third parties that could lead to errors in judging customers’ qualifications to receive loans; improper disclosure of customer personal data; failure of third parties who provide products, services or support to us; any failure of third-party lenders upon whom we rely to conduct business in certain states; disruption to our relationships with banks and other third-party electronic payment solutions providers; disruption caused by employee or third-party theft and errors in our stores as well as other factors discussed in our filings with the Securities and Exchange Commission. These projections, estimates and assumptions may prove to be inaccurate in the future. These forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There may be additional risks that we presently do not know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. We undertake no obligation to update, amend or clarify any forward-looking statement for any reason.

ITEM 9.01 Financial Statements and Exhibits

(d). Exhibits

Exhibit Number	Description
99.1	Press Release, dated December 18, 2020.
99.2	Investor Presentation, dated December 18, 2020.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 22nd day of December, 2020.

                        CURO Group Holdings Corp.
                        By: /s/ Roger Dean______
                        Roger Dean
                        Executive Vice President and Chief Financial Officer